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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1997

               Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                       333-27355               13-3526694
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

          One New York Plaza
          New York, New York                             10292
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         (Address of Principal                         (Zip Code)
           Executive Offices)


        Registrant's telephone number, including area code (212) 214-7435

                                    No Change
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          (Former name or former address, if changed since last report)

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

Item 5. Other Events

     Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, concurrently with or subsequent to the filing of this Current Report on Form 8-K, Prudential Securities Secured Financing Corporation is filing or will file a Prospectus Supplement with the Securities and Exchange Commission relating to an offering of Emergent Home Equity Loan Trust 1997-2, Emergent Home Equity Loan PassThrough Certificates, Series 1997-2. In connection with such offering, Prudential Securities Incorporated, as underwriter, has furnished to certain prospective investors certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as Depositor and on behalf of Emergent Home Equity Loan Trust 1997-2

                           By:/s/ Norman Chaleff
                              ------------------------------
                                   Name:   Norman Chaleff
                                   Title:  Vice President

Date:  June 16, 1997

                                  EXHIBIT INDEX

Exhibit No.                   Description                               Page No.
-----------                   -----------                               --------
99.1                          Related Computational                        6
                              Materials (as defined
                              in Item 5 above).